Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Ron Lizee hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

the quarterly report on Form 10-Q of Preaxia Health Care Payment Systems Inc. for the period ended February 28, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	information contained in the quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Preaxia Health Care Payment Systems Inc.

April 14, 2011	By:	/s/Ron Lizee
	Name:	Ron Lizee
	Title:	Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)